UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2009

BUCKEYE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	33-60032	62-1518973
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification Number)

1001 Tillman Street, Memphis, Tennessee	38112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (901) 320-8100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7.  REGULATION FD.

Item 7.01.  Regulation FD Disclosure.

The information presented herein under Item 7.01 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events

On March 20, 2009, Buckeye Technologies Inc. received a registration number from the internal Revenue Service registering the Company’s wood cellulose manufacturing facility as an alternative fueler.

Buckeye burns alternative fuel mixtures at its Foley plant, a wood cellulose manufacturing facility located near Perry, Florida in order to produce renewable energy and help manage the Company’s exposure to high energy costs.  The federal government has implemented a program that provides incentive payments under certain circumstances for the use of alternative fuels and alternative fuel mixtures in lieu of fossil-based fuels.  In early February 2009, the Company filed an application with the Internal Revenue Service for certification of its eligibility to receive incentive payments for its use of black liquor in alternative fuel mixtures in the recovery boilers at the Foley plant.  To date, the Company has not received any incentive payments.  The Company filed today to receive payments for alternative fuel operation since February 12, 2009.

The federal regulations relating to the alternative fuels mixture incentive program are complex, and the Company is seeking further clarification prior to the recognition of any payment received for financial reporting purposes.  Based on our current understanding of the program, only the Company’s Foley facility is eligible for participation in the incentive program.  The Company is continuing to evaluate our opportunities for burning alternative fuel mixtures to produce energy.  Depending on the quantity of alternative fuel mixtures burned, the federal incentive payments that may be received by the Company could be material.  At the same time, there can be no assurance that the federal incentive program for alternative fuel mixtures will continue in effect, that its provisions will not be changed in a manner that impacts the Company, the Company operations will remain qualified to receive the incentive payments, or that the Company’s claims for the incentive payments will be approved and paid.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

BUCKEYE TECHNOLOGIES INC.

/s/ Kristopher J. Matula
Kristopher J. Matula
President and Chief Operating Officer
March 20, 2009